Exhibit 99.2

Avista Partners Meeting November 16, 2006

Forward-Looking Statements & non-GAAP Disclosures Certain matters discussed in this presentation, except for historical information contained herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this report, words such as “anticipates”, “believes”, “expects”, “estimates”, “intends”, “plans”, “projects” and similar expressions, as they relate to the Company or management, identify forward-looking statements. Forward-looking statements include, among other things, business strategy and expectations concerning industry conditions, market position, future operations, profitability, liquidity and capital resources. Management’s expectations and assumptions regarding Company operations and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in such statements are reasonable, we can give no assurance that such expectations will be correct. We have used the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this presentation. We have used this because we believe that EBITDA provides useful information to investors as it represents the measure of pre-tax cash flow, prior to any debt service requirements. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

Geokinetics Overview Third largest land seismic company in the world Strong niches Internationally, Largest in N. America 20 seismic crews, over 2,800 employees 72,000+ channels with 10,000 on order Full Service Provider – includes Acquisition, Processing & Interpretation OTC Bulletin Board listed: GKNT Share Price: $26.29 on 11/13/06, 52 week range $12.50-60.00 5.35mm common shares outstanding Market Cap: $140mm 34% owned by Directors and Executives

Investment Considerations

Geokinetics

Leading Provider of Seismic Acquisition Services	➢ Balanced between North America and International, Oil and Gas ➢ Size and scale allow improved crew and equipment utilization, organic growth and down-cycle flexibility ➢ Specialized expertise in transition zones and Arctic regions
Undiscovered Company and Stock	➢ Geokinetics made two significant, strategic acquisitions in last 12 months ➢ Company is beginning to attend investor conferences ➢ Company is working toward listing on a more liquid and recognized exchange
Seismic Market is active & lagging	➢ Growing demand for 3-D data – up 21% year on year ➢ Industry consolidation – GGY/Veritas and WesternGeco ➢ Seismic Crew counts well below historical peaks and lagging other oilfield activity levels
Significant Backlog and Earnings Visibility	➢ Pro forma committed and verbally awarded backlog of $361 million ➢ Total backlog covers about 12 months going forward ➢ Large, identified opportunities could extend backlog beyond 2007
Experienced Management and Sponsorship	➢ Senior management averages over 25 years of industry experience ➢ Extensive operating history in core, niche global markets, with an established local presence and strong customer relationships ➢ Strong equity sponsorship and energy sector experience from Avista & Board

4

Business Strategy Maintain Geographic and Market Balance Significant exposure to both oil and gas opportunities International activity levels are less sensitive to commodity price volatility Reduced geo-political risk Leverage Existing Customer Relationships Utilize new international presence to expand data processing and interpretation Increase direct awards vs. bids Follow customers across the globe Increase Usage of State-of-the-Art Technology Right of first refusal on I/O’s initial “Firefly” multi-component recording system Build client base for digital, three-component recording Build significant, high-tech data processing business Maintain Financial Flexibility Fund continued organic growth from cash flow Complement organic growth with strategic, accretive acquisitions Selectively Pursue Growth Opportunities Grow profit in excess of 20% per year Replacing bridge financing in Q4 2006 with debt and/or equity Work towards equity offering and more visible stock exchange listing in 1H07 Become the leading full-service seismic company

North American Operations Overview

Operating Areas

Primary Domestic markets:

- Gulf Coast
- Canada
- Rocky Mountains

Secondary Domestic markets :

- Northeast U.S. / Appalachia
- California / Northwest U.S.
- Michigan Basin



Geokinetics Locations

Office Locations

United States
- **Houston**, Texas
- Denver, Colorado
- Midland, Texas
- San Jose, California

Canada
- **Calgary**, Alberta
- Norman Wells, Northwest Territories

6

International Operations Overview Asia / Pacific Brisbane, Australia Dhaka, Bangladesh Jakarta, Indonesia Singapore, Singapore Latin America Rio de Janeiro, Brazil Bogotá, ColombiaQuito, Ecuador Lima, Peru Caracas, Venezuela Europe / Africa / Middle East Cairo, Egypt Abu Dhabi, UAE Dubai, UAE Jebel Ali, UAE Operating Areas Primary International markets: Latin America Asia / Pacific Africa / Middle East Secondary International markets: Bangladesh / India North Africa Peru Central Asia Office Locations

Increased Visibility Through Considerable Backlog Backlog by GeographyTotal committed and verbally awarded backlog of $361 million (Oct. 1, 2006) 64% committed 36% verbally awarded Total backlog represents about 12 months of revenue Stronger backlog in the U.S. due to high demand and market dynamics Committed Backlog: $232 million Verbally Awarded Backlog: $129 million Latin America43%North America42%EAME15% Latin America 23% Far East 3% EAME 15% North America 59%

Competitive Advantages Source: World Geophysical News as of September 2006 and Company Management Competitive Advantages Scale and Geographic DiversityFull service provider including processing and interpretation expertise Technologically advanced equipment and innovation – Transition Zone technology Focused niche approach to international Highly skilled, international staff Strong relationships with diversified customer base North American CrewsInternational CrewsTotal Worldwide CrewsAfrica CrewsRankContractorTotalRankContractorTotalRankContractorTotal1Geokinetics121Bur. Geophys. Prosp1021Bur. Geophys. Prosp1021Dawson Geophysical122Western GECO242Western GECO253Veritas DGC63PGS Exploration123Geokinetics203Tidelands64Geokinetics84PGS Exploration165Lockhart Geophysical54CGG85Veritas DGC135Global Geophysical56Veritas DGC76Dawson Geophysical12Other31Other112Other164Total77Total273Total352

Separate Company Results – 2005 (Audited) Amounts in Thousands of US$ Geokinetics* Grant Revenues $62,175 $127,316 Direct Costs (57,352) (93,572) S,G&A (3,406) (10,579) EBITDA 1,417 23,165 Dep. & Amort. (1,480) (8,628) Gain (Loss) on FA Sales 1,558 Operating Inc. (63) 16,095 Other Income (Expense) (1,807) (1,547) Income before Tax (1,870) 14,548 Income Tax Expense (52) (3,376) Net Income (1,922) 11,172 * Geokinetics results include 1 month of Trace as acquisition completed 12/1

Separate Company Results– YTD Sept. 2006 (Unaudited) Amounts in Thousands of US$ Geokinetics* Grant* Revenues $133,255 $104,290 Direct Costs (109,499) (81,765) S,G&A (10,532)*** (8,805) ** EBITDA 13,224 13,720 Dep. and Amort. (7,169) (7,749) Gain (Loss) on FA Sales 2 (112) Operating Inc. 6,057 5,859 Other Income (Expense) (2,240) (171) Income before Tax 3,817 5,688 Income Tax Expense 1,837 876 Net Income 1,980 4,812 * Geokinetics includes Grant from 9/9-9/30. Grant includes Grant through 9/8/06 ** Excludes $12,445K of transaction costs on sale of Grant paid by seller *** Includes $1.4 MM of transaction costs on purchase of Grant

Separate Company Results - Notes Results are summarized, Geokinetics Inc. results should be read in conjunction with the Company’s filings with the SEC. Other Income (Expense) includes interest income (expense), foreign exchange gains (losses) and other non-operating income (expense) Combined company results are not necessarily indicative of pro-forma results of the two companies combined due to differences in capital structure, acquisitions, etc. Certain accounting differences may exist which are currently being reviewed. A current report on form 8-K with pro-forma financial information for combined companies is due to be filed by November 24, 2006. First nine month results are not necessarily indicative of full-year results due to seasonality and other factors affecting business. International operations are subject to significant variations from quarter to quarter. $155 million bridge loan completed to finance Grant acquisition resulting in $163 million of total debt (including capital leases) post acquisition for the combined company. $55 million of bridge loan converts to preferred stock upon refinancing of remaining $100 million of bridge loan. Equity offering to further reduce debt and increase float targeted early 2007.

Favorable Long-Term Industry Fundamentals Fundamental change in commodity price cycle Long-term demand driven by China and India E&P capital spending outlook remains favorable Analysts predict E&P capital expenditures to increase 15-20% in 2007 Seismic services provide the greatest leverage to long-term oil sector fundamentals Enhances oil recovery rates and reserve development World Regional Crew Counts World Share of Geophysical Activity Source: World Geophysical News 9/1/069/1/05Yr / YrWorkingAvailableTotalWorkingIncreaseAfrica474512868%Canada142135138%CIS448522763%Europe249331833%Far East 39135246-15%Middle East 141226138%Latin America211132210%United States639725417%Total2668735322021% Canada 6% Middle East 6% Europe 8% Latin America 9% Africa 14% Far East 14% CIS 17% United States 25%

Global Macro Drivers

- Rig count reacts quickly to oil prices as a function of cash, price outlook and prospect availability
- Continued strength expected in both North American and worldwide drilling

North American Rig Count and Commodity Prices



Land Rigs React Quickly to Price
2,400
1,800
1,200
600
0
$80
$60
$40
$20
$0
Jan-90
Sep-91
May-93
Jan-95
Sep-96
May-98
Jan-00
Sep-01
May-03
Jan-05
Sep-06
U.S. Land
Canada Land
Oil Prices

Source: Baker Hughes and Bloomberg as of September 15, 2006

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Global Macro Drivers

- Seismic crew counts have grown in response to current commodity prices, but lag drilling increase
- U.S. seismic crew count is less than 1/10th of the 744 crew peak in the early 1980s
- Worldwide and US crew counts are still less than the lowest levels in the 90's when oil price was hovering near $20
- There is pressure for continued growth in activity, even at lower commodity prices

N. American Crew Counts & Oil Prices


Current Working Land Crew Count: 68
GAP
$80
$60
$20
$0
U.S. Working Land Crews
Canada Working Land Crews
Oil Prices

Worldwide Crew Counts & Oil Prices


Current Working Land Crew Count: 206
GAP
Worldwide Working Land Crews
Oil Prices

Source: World Geophysical News and Bloomberg

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3D Seismic is Priced below Value Generated

- Risked, average exploration model was generated by Moyes & Co. to analyze when the price of 3D seismic, compared to 2D only, no longer makes sense for exploration companies
- <u>Indicative model only</u>
- Assumptions:
  - 3D Seismic Improves Success Rates from 20% to 45% over 2D Seismic
  - Average Discovery Size for 2D is 20 BCF, for 3D is 15 BCF
  - Cost of 2D is $10,000/sq. mi. , Cost of 3D is $40,000/sq. mi., Well Costs $2 MM
  - Total Program F&D for 2D is $10.58/BE, 3D is $9.00/BE



Allowable 3D Seismic Cost That Generates
15% IRR Exploration Program
Allowable Cost
Program no longer Attractive below $4
Pricing Gap
Current Cost $40K
500
400
300
200
100
0
Seismic Cost Per Sq. Mile(x1000)
3
4
5
6
7
8
9
10
Constant Natural Gas Price ($)

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Historical Seismic Pricing Trends Although seismic is a “game-changing technology”, the seismic industry has not yet captured the value of contribution There are positive shifts in contract terms and conditions Direct award vs. bid Term vs. turnkey Weather clauses Timing demands, etc. Since land seismic pricing historically lags marine seismic pricing – land pricing continues to show improvement Increased bid margins in backlog will materialize over the next year Pricing Trends Pricing trends are identifiable when operating conditions are the same – similar equipment, type of work (land vs. TZ), location, etc. Chart illustrates pricing and margin increases in East Texas for a land acquisition client 13% 20% 12% 15% 13% East Texas 3D Pricing 010000200003000040000500006000020022003200420052006$ per Sq MileEBITDACost

Investment Conclusions Geokinetics 3rd largest land seismic acquisition company in the world Balanced North America and International Operations Full land seismic acquisition, processing and interpretation services Story has not yet been told and the stock is undiscovered Two strategic acquisitions at very attractive valuation levels Expanding business with strong growth history and outlook Plans for addressing illiquidity include: ASE or NASDAQ stock exchange listing 2007 Equity offering Research coverage being sought

Contact Us Geokinetics Inc. One Riverway, Suite 2100 Houston, TX 77056 (713) 850-7600 geokineticsinc.comDave Johnson – CEO Scott McCurdy – CFO